EXECUTION VERSION AMENDMENT NO. 4 Dated as of July 23, 2020 to AMENDED AND RESTATED CREDIT AGREEMENT Dated as of November 6, 2018 THIS AMENDMENT NO. 4 (this “Amendment”) is made as of July 23, 2020 by and among Farmer Bros. Co., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of November 6, 2018 by and among the Borrower, the other Loan Parties from time to time party thereto, the Lenders and the Administrative Agent (as amended by that certain Amendment No. 1, dated as of September 6, 2019, that certain Amendment No. 2, dated as of March 5, 2020, that certain Amendment No. 3, dated as of July 23, 2020, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement, as amended hereby. WHEREAS, the Borrower has requested that the Required Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement; and WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment. 1. Amendment to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement shall be amended as follows: (a) Article V of the Credit Agreement is amended to add a new Section 5.14 thereto, as set forth below: “SECTION 5.14 Financial Consultant. (a) On or before September 15, 2020 (or such later date as agreed by the Administrative Agent in its sole discretion), the Borrower covenants and agrees to have countersigned a binding engagement letter, in form and substance reasonably acceptable to Administrative Agent and the Borrower (the “Engagement Letter”), providing for the retention by the Borrower of a nationally recognized financial consultant reasonably acceptable to the Administrative Agent and the Borrower (the “Financial Consultant”), until the expiration of the Covenant Relief Period (the “Financial Consultant Termination Date”). The Financial Consultant shall be retained by and at the sole cost and expense of the Borrower and solely on behalf of the Borrower at all times during the period commencing on the date of effectiveness of ACTIVE 258921773 the Engagement Letter and ending on the Financial Consultant Termination Date. Without the prior written consent of the Administrative Agent, the Borrower shall not terminate its engagement of the Financial Consultant unless a replacement Financial Consultant reasonably acceptable to the Administrative Agent or other arrangement reasonably acceptable to the Administrative Agent has been approved by the Administrative Agent and the Borrower shall have retained such replacement Financial Consultant pursuant to a binding engagement letter in form and substance reasonably acceptable to Administrative Agent and the Borrower in accordance with the provisions of this Section 5.14; provided, that, notwithstanding the foregoing, if prior to the Financial Consultant Termination Date, the Borrower terminates its engagement of the Financial Consultant for cause as expressly permitted under the Engagement Letter or if the Financial Consultant terminates the engagement as expressly permitted under the Engagement Letter, the Borrower shall retain a replacement Financial Consultant (pursuant to a binding engagement letter in form and substance reasonably acceptable to Administrative Agent and the Borrower in accordance with the provisions of this Section 5.14) reasonably acceptable to the Administrative Agent not later than 20 Business Days following such termination (or such later date as agreed by the Administrative Agent in its sole discretion). (b) The scope of the Financial Consultant’s work shall be (without limiting the Borrower’s right in its discretion to request additional services from the Financial Consultant): (i) providing financial advice with respect to the Loan Parties as described in the Engagement Letter; and (ii) providing general assessments of the 13-week rolling cash flow projections prepared by the Borrower and the business and cash flow financial models of the Loan Parties. (c) The Borrower (i) agrees that it shall cooperate with the Financial Consultant in a commercially reasonable manner, (ii) agrees (with reasonable advance notice) to make management of the Borrower available to the Financial Consultant including arranging a weekly call for the Administrative Agent, the Financial Consultant and the Borrower to review the actual cash flow report of the Borrower and discuss, generally, the performance and progress of the Loan Parties, (iii) agrees that the Engagement Letter shall (x) provide that the Administrative Agent and the Lenders shall be permitted to communicate directly with the Financial Consultant from time to time (including, if so requested, without the Borrower being present), so long as the Borrower is given a reasonable opportunity to be included in such communications to which the Borrower is invited, it being understood that the Financial Consultant will covenant to use best efforts to include the Borrower in such communications to which the Borrower is invited and (y) authorize and direct the Financial Consultant to provide the Administrative Agent (for distribution to the Lenders) with (A) copies of reports or analyses prepared by the Financial Consultant for or in respect of the Borrower in connection with its engagement by the Borrower and (B) any other reports or analyses prepared by the Financial Consultant in connection with its engagement by the Borrower as the Administrative Agent or any Lender may reasonably request from the Financial Consultant from time to time.” (b) Section 7.01(d)(i) of the Credit Agreement is amended and restated to read as “(i) Section 5.02(a), 5.03 (with respect to a Loan Party’s existence), 5.08, 5.14(a) or 5.14(c) or in Article VI of this Agreement;”. 2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent: (a) The Administrative Agent (or its counsel) shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent and (ii) a customary legal opinion of the Loan Parties’ counsel, addressed to the Administrative Agent, the Issuing Bank and the Lenders, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel. 2

(b) The Administrative Agent (or its counsel) shall have received payment of its reasonable and documented out-of-pocket expenses (including reasonable and documented out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment. 3. Representations and Warranties of the Loan Parties. Each Loan Party hereby represents and warrants as follows: (a) This Amendment and the Credit Agreement (as amended hereby) constitute legal, valid, and binding obligations of such Loan Party, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. (b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of such Loan Party set forth in the Loan Documents (as amended hereby) are true and correct in all material respects with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects). 4. Reference to and Effect on the Credit Agreement. (a) Upon the effectiveness hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import, and each reference in the Loan Documents to “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of similar import, shall mean and be a reference to the Credit Agreement as amended hereby. (b) The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. (d) This Amendment is a Loan Document. 5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. 6. Reaffirmation. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each Loan Party hereby (a) reaffirms the terms and conditions of the Credit Agreement (as amended hereby) and any other Loan Document executed by it and acknowledges and agrees that such Credit Agreement (as amended hereby) and each and every such Loan Document executed by it in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed, (b) to the extent such Loan Party granted Liens on or security interests in any of its properties pursuant to any Loan Document and any filing made with any Governmental Authority relating thereto, hereby ratifies and reaffirms each such grant of security and confirms that such Liens and security interests continue to secure the Secured Obligations, and (c) to the extent such Loan Party guaranteed or was an 3 accommodation party with respect to any of the Secured Obligations or any portion thereof, hereby ratifies and reaffirms such guaranties or accommodation liabilities, in each case, subject to the limitations set forth in the applicable Loan Document(s). 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. 8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or other electronic means shall have the same force and effect as manual signatures delivered in person. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other state laws based on the Uniform Electronic Transactions Act. 9. Release of Claims. Each Loan Party hereby represents and warrants that, as of the date of its execution of this Amendment, there are no claims or offsets against or defenses or counterclaims to its obligations under the Loan Documents (as amended hereby) and, in accordance therewith, each Loan Party, both for itself and on behalf of each of its Subsidiaries, hereby: (a) waives any and all such claims, offsets, defenses or counterclaims, whether known or unknown, arising prior to the date of its execution of this Amendment and (b) releases and discharges the Administrative Agent, the Lenders and their respective Related Parties (collectively the “Released Parties”) from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which such Loan Party or any of its Subsidiaries ever had, now has, claims to have or may have against any Released Party arising on or prior to the date hereof and from or in connection with the Loan Documents (as amended hereby) or the transactions contemplated hereby or thereby. [Signature Pages Follow] 4

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent By:_______________________________________ Name: Charles W. Shaw Title: Authorized Officer Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement dated as of November 6, 2018 Farmer Bros. Co.

BANK OF AMERICA, N.A., as a Lender By:_______________________________________ Name: Rick Macias Title: Senior Vice President Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement dated as of November 6, 2018 Farmer Bros. Co.

REGIONS BANK, as a Lender By:_______________________________________ Name: David Baynash Title: Senior Vice President Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement dated as of November 6, 2018 Farmer Bros. Co.

DocuSign Envelope ID: DB16924F-7A9B-4B48-98FF-C47668CC4886 ADVANTAGE CAPITAL MANAGEMENT LLC - HAYMARKET INSURANCE COMPANY, as a Lender By:_______________________________________ Name: Yuan Zhou Title: CIO Signature Page to Amendment No. 4 to Amended and Restated Credit Agreement dated as of November 6, 2018 Farmer Bros. Co.